UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-6041

The Central Europe & Russia Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

The Central Europe and Russia Fund, Inc.

LETTER TO THE SHAREHOLDERS

Dear Shareholders,

We are pleased to report that for the fiscal year ended October 31, 2006, The Central Europe and Russia Fund's total return based on share price was 19.25% while its total return based on net asset value per share was 48.55%. The Fund's blended benchmark returned 45.00% during the same period.1 (Past performance is no guarantee of future results. Please see page 5 for more complete performance information.)

During the first quarter, the Fund completed a rights offering. Shareholders were issued one transferable right for each share owned. The rights entitled the shareholders to purchase one new share of common stock for every three rights held at a subscription price of $40.19. The net asset value per share of the Fund's common shareholders was reduced by approximately $3.25 per share as a result of the share issuance. Net proceeds were approximately $132 million after deduction of fees and expenses.

In the fund's fiscal Q4 2006, emerging European equity markets rebounded from the sharp downturns seen earlier in the year. Among Czech stocks, most of the blue chips generate substantial amounts of cash and should be able to post good earnings growth over the next 12 months, though Czech stocks continue to trade at the highest P/E (price-to-earnings) ratio (based on estimated 2007 earnings) of the fund's five core markets. However, the potential for double-digit total returns over the next year combined with their defensive qualities make a few Czech stocks worthwhile investments on a risk adjusted basis. Ceske Energeticke Zavody (CEZ), the electric utility, remains a modest overweight relative to the fund's benchmark and was the second best performing company in our Czech benchmark over the past year.2 Erste Bank and Komercni Banka, the other Czech holdings in the fund, are weighted slightly below their benchmark weights. On fundamental grounds, Hungarian blue chips are reasonably valued, with some moderate upside potential seen from both company-specific factors and sector trends. However, due to their tenuous economic foundation we maintain smaller weightings in Hungarian stocks than we would based on sheer company fundamentals. In Poland, the economy may slow somewhat in 2007, but growth should still be sufficient to underpin good profit performances for listed companies next year. We continue to like construction, construction materials, and real estate: fund holdings Cersanit and Echo Investments each had triple-digit returns over the past year. Telecoms on the other hand seem to be entering a more difficult regulatory environment.

After a tough second quarter, Turkish shares and the currency rebounded over the summer, but volatility is likely to remain an issue over the near-term. We remain cautiously optimistic about the Turkish market with our positive bias tied to the apparently quite resilient economic expansion, above-average earnings growth and attractive valuations. The fund's weighting in Turkish equities is just above that of its benchmark (11.5%) with an effectively neutral position in the banking sector as slight overweight positions in Akbank and Isbank offset the underweight positions in Finansbank and Garanti Bank. The balance of the fund's Turkish portfolio consists of construction and consumer-oriented names such as food retailer BIM Birlesik and construction company Enka, both of which contributed to the fund's outperformance for the year.

We continue to maintain an overweight position in Russian equities relative to the benchmark, with an increasingly pronounced bias towards domestically oriented stocks. Within the energy segment, we continue to prefer the shares of natural gas companies over those of oil companies. Gas prices on the export markets tend to lag the oil price by six months, so this past summer's high oil prices should be realized in the gas market during the peak demand winter months. In addition, domestic gas prices are expected to rise by 10-15% a year over the next three years. The fund's overweight positions in Gazprom and independent

LETTER TO THE SHAREHOLDERS (continued)

gas producer Novatek helped fund performance, as Gazprom posted above-benchmark returns for the period and Novatek was the best-performing stock in the fund's Russian benchmark, posting triple-digit gains. We also believe that conditions are favorable for Russian metals companies, given the environment of short supply and rising demand, and Russian consumer stocks, which benefit from rising income levels and the introduction of consumer credit products. The fund's position in Sberbank contributed positively to performance, as the shares posted triple-digit gains for the period.

The Central Europe and Russia Fund's discount to net asset value averaged 6.8% during the fiscal year ended October 31, 2006, compared with 7.5% for the same period last year.

Sincerely,

Christian Strenger Chairman	Ralf Oberbannscheidt Lead Portfolio Manager	Michael G. Clark President and Chief Executive Officer

The views expressed in this report reflect those of the named individuals only through the end of the period of the report as stated on the cover. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance does not guarantee future results.

1  A custom blend of 45% in Central Europe (CECE-Index), 45% Russia (RTX-Index) and 10% in Turkey (ISE National 30).The CECE is a regional capitalization-weighted index, including stocks from the Czech Republic, Hungary, Poland and Slovakia and is published daily by the Vienna Stock Exchange. The RTX is a capitalization-weighted index of Russian blue chip stocks and published daily by the Vienna Stock Exchange. The ISE National 30 is a capitalization-weighted index composed of National Market companies except investment trusts and will also be used for trading in the Derivatives Market. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

2  "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

For additional information about the Fund including performance, dividends, presentations, press releases, daily NAV and shareholder reports, please visit www.ceefund.com

ECONOMIC OUTLOOK

Czech Republic:

 While political instability from the government's lost confidence vote in October has not yet translated into a worsening of output data, soft warning signs can be found in two areas: weak foreign direct investment (FDI) inflows and the state budget balance. The Finance Ministry has warned that the public sector deficit is set to exceed EU convergence criteria in 2006, and the Central Bank expressed its concern over fiscal stimuli emerging in 2007. The combination of a stagnating trade balance and rising profit repatriation of FDI projects has placed the current account deficit on track for returning to 4% of gross domestic product. Tighter monetary policy is likely to persist next year given fast GDP growth propelled by strengthening domestic demand, a decreasing unemployment rate, the likelihood of fiscal stimulus and higher interest rates in the Eurozone.

Hungary:

With the budget deficit at close to 10% of GDP, Hungary's medium-term economic backdrop largely depends on the implementation of Prime Minister Gyurcsany's austerity package, which we expect will be implemented broadly in its original structure (60/40 income-expenditure side elements). We expect CPI to peak at 8% year-over-year (y-o-y) in March 2007.The external deficit is apt to improve to around 5.5% of GDP as slowing investments and domestic demand should be countered by still healthy net export growth in the fourth quarter of 2006. Quicker economic slowdowns in the US and EU represent a meaningful downside risk as Hungary has one of the highest business cycle synchronizations with the EU. With slowing growth and contained domestic demand, we think the Monetary Policy Council (MPC) is close to the end of its tightening cycle, unless the EUR/HUF breaches its all time highs.

Poland:

GDP growth has likely peaked, but a combination of relatively firm domestic demand and a closing output gap means that demand-led risks to inflation continue to increase. Also there is clear evidence that the labor market is getting tighter and we expect demand for labor will remain at an elevated level supported by robust fixed investment spending, which should remain robust on the back of high capacity utilization and still relatively high inflow of foreign direct investment. In addition to the cyclical factors, we expect the labor market will tighten further on the back of emigration of the labor force to other EU countries. This tendency should intensify as Italy and Spain recently opened their labor markets to Poles. Firmer demand increases the risk of cost pressures (particularly on the food side). As such, the time when the MPC starts its tightening cycle is drawing closer.

Russia:

GDP growth will likely reach 6.5% y-o-y, the current account surplus may reach 12% of GDP and the federal budget should close in a surplus of 7.0% of GDP. The year 2006 also marks the first year of net capital inflows since the 1998 crisis. The mix of fiscal surplus, accumulation of the Oil Stabilization Fund1, and gradual ruble appreciation have sterilized a sizable part of the inflows and kept inflation relatively subdued so far, but the key question remains whether signs of overheating and Dutch disease2 begin to more meaningfully drive inflation higher. We expect CPI to remain in a range of 8-9% y-o-y into 2007 with the government likely controlling any meaningful upside deviation with administrative measures. On the back of a healthy current account and improving capital inflows, the Central Bank of Russia increased FX reserves, which – despite the recent drop in oil prices – are likely to reach $290 bi llion by the end of 2006. Russia's debt dynamics look very healthy with external debt now falling below 10% of GDP.

Turkey:

The Central Bank of Turkey (CBT) was forced to hike rates by 425 bps in 2006 due to inflation pressure and negative spillover from abroad. Inflation remains a challenge, with CPI standing at 10% y-o-y in October. The lira recovered to a level below 1.50 as the aggressive CBT rate hikes calmed nerves and stopped cash outflows. The government has already attained the 3% of GDP Maastricht deficit criterion and debt-to-GDP may reach the 60% Maastricht target by the end of 2007. At 7% of GNP, the current account deficit is the main economic risk, given the country imports almost all of its oil needs; every $1 increase in the average yearly price of oil raises the current account deficit by $350 million. Net FDI through August stood at more than $12 billion, more than the total for 2004 and 2005 combined, while FX reserves stand at a supportive $58 billion.

1  The Oil Stabilization Fund was created by the Russian Ministry of Finance on January 1, 2004 and is used to cover the federal budget deficit and reduce inflationary pressure by accumulating revenues when the oil price exceeds a specified cut-off price. Use of accumulated funds is restricted to payment of certain expenses as determined by the Russian government, such as repayment of foreign debt and funding of the pension system.

2  Dutch disease refers to the negative impact on the manufacturing sector of a domestic economy that often accompanies an increase in the export of natural resources from that country.

FUND HISTORY AS OF OCTOBER 31, 2006

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.ceefund.com for the Fund's most recent performance.

TOTAL RETURNS:

	For the years ended October 31,
	2006		2005		2004		2003		2002		2001
Net Asset Value(a)	48.55	%(c)	48.74%		35.20	%(b)	44.88%		17.05%		(14.31)%
Market Value(a)	19.25%		80.71%		18.73%		60.38%		23.43%		(7.79)%
Benchmark	45.00	%(1)	37.81	%(1)	32.73	%(2)	40.65	%(3)	14.68	%(4)	(20.40	)%(5)

(a)  Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

(b)  Return excludes the effect of the $2.15 per share dilution associated with the Fund's rights offering.

(c)  Return excludes the effect of the $3.25 per share dilution associated with the Fund's rights offering.

(1)  Represents an arithmetic composite consisting of 45% CECE*/45% RTX**/10% ISE National 30***.

(2)  Represents an arithmetic composite consisting of 70% CECE/30% RTX for the 5 months ended 3/31/04 and 45% CECE/45% RTX/10% ISE National 30 for the seven months ended 10/31/04. The Fund changed its benchmark from 70% CECE/30% RTX to 45% CECE/45% RTX/10% ISE National 30 on April 1, 2004.

(3)  Represents an arithmetic composite consisting of 85% CECE/15% RTX for the 9 months ended 7/31/03 and 70% CECE/30% RTX for the 3 months ended 10/31/03. The Fund changed its benchmark from 85% CECE/15% RTX to 70% CECE/30% RTX on August 1, 2003.

(4)  Represents the CECE Index.

(5)  Represents an arithmetic composite consisting of a customized MSCI index for the 2 months ended 12/31/00 and the CECE Index for the 10 months ended 10/31/01. The customized MSCI index consists of 35% Germany, 20% Poland, 15% Hungary, 10% Czech Republic, 10% Russia and 10% Austria. The Fund changed its benchmark from a customized MSCI Index to the CECE Index on January 1, 2001.

  *  The CECE is a regional capitalization-weighted index including stocks from the Czech Republic, Hungary and Poland and is published daily by the Vienna Stock Exchange.

  **  The RTX is a capitalization-weighted index of Russian blue chip stocks and published daily by the Vienna Stock Exchange.

  ***  The ISE National 30 is a capitalization-weighted index composed of National Market companies except investment trusts and will also be used for trading in the Derivatives Market.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly in an index.

Investments in funds involve risks including the loss of principal.

This Fund is not diversified and may focus its investments in certain geographical regions, thereby increasing its vulnerability to developments in that region. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and political and economic changes and market risks. This may result in greater share price volatility.

Shares of closed-end funds frequently trade at a discount from net asset value. The price of the Fund's shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering, and once issued, shares of closed-end funds are sold in the open market through a stock exchange.

The Fund is complying with the German tax transparency rules for the current fiscal year that ends on October 31, 2006 and therefore qualifies as a transparent fund within the meaning of the German fund tax law (InvStG 2004).

FUND HISTORY AS OF OCTOBER 31, 2006 (continued)

STATISTICS:

Net Assets	$772,722,225
Shares Outstanding	14,002,505
NAV Per Share	$55.18

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:

Record Date	Payable Date	Ordinary Income	ST Capital Gains	LT Capital Gains	Total
12/20/05	12/30/05	$0.33	$0.215	$2.507	$3.05
12/22/04	12/31/04	$0.17	$—	$—	$0.17
12/22/03	12/31/03	$0.22	$—	$—	$0.22
11/19/01	11/29/01	$0.10	$0.13	$—	$0.23

OTHER INFORMATION:

NYSE Ticker Symbol	CEE
NASDAQ Symbol	XCEEX
Dividend Reinvestment Plan	Yes
Voluntary Cash Purchase Program	Yes
Annual Expense Ratio (10/31/06)*	1.09%

*  Represents expense ratio before custody credits. Please see "Financial Highlights" section of this report.

Fund statistics and expense ratio are subject to change. Distributions are historical, will fluctuate and are not guaranteed.

10 LARGEST EQUITY HOLDINGS AS OF OCTOBER 31, 2006 (As a % of Portfolio's Net Assets)

1.	Gazprom	11.4
2.	Lukoil	10.1
3.	JSC MMC Norilsk Nickel	5.4
4.	Surgutneftegaz	5.3
5.	Unified Energy Systems	4.9
6.	Ceske Energeticke Zavody	4.2
7.	Polski Koncern Naftowy	3.5
8.	KGHM Polska Miedz SA	3.0
9.	Telekomunikacja Polska	2.7
10.	Polyus Gold Co.	2.6

GEOGRAPHICAL REPRESENTATION OF HOLDINGS BY COUNTRY

Russia 52.2%
Poland 17.7%
Netherlands 1.0%
Czech Republic 4.9%
Austria 4.7%
Hungary 4.9%
Turkey 11.5%
Cyprus 1.0%
Bermuda 0.5%
Virgin Islands 1.1%

10 Largest Equity Holdings and Country Breakdown are subject to change and may not be indicative of future portfolio composition.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

INTERVIEW WITH THE LEAD PORTFOLIO MANAGER — Ralf Oberbannscheidt

Question: Given the recent decline in oil prices, is the rise of the Russian equity market over?

Answer: Although oil and materials are certainly critical for the Russian market, they are not the only determinants for many domestic stocks. In fact, the Russian Trading System Index (RTS) gained more than 4% in October despite the fact that oil fell about 6% that month.1 Overall, in 2006, the RTS gained more than 43% through the end of October, while oil prices declined 3% during that same time period. In addition, President Putin has stated that diversification of the economy is a priority, so correlation to the oil price should decrease over time, especially if the IPO boom in Russia continues. The banking and utilities sectors are set to lead the way in 2007, with Sberbank having recently announced plans to raise up to $8.5 billion in the market to further develop and consolidate the Russian banking market. Toward the end of 2007, market mo vement will increasingly depend on the transition of power from President Putin in the 2008 presidential election, with increased volatility likely as the next leader settles into office.

Question: What are the key issues impacting sentiment in the Turkish market as we head into 2007?

Answer: Aside from keeping a watchful eye on currency and interest rate developments following the events of this past year, progress on EU accession talks continues to be a key factor. The opening of ports to (Greek) Cypriot vessels and article 301 of the penal code (which punishes those criticizing "Turkishness") are two issues that have garnered attention recently. The government must also address the issue of Kurdish rebels in northern Iraq, which has recently seen escalation and depends on Iraqi and US action, and continued political noise out of the EU (such as the Armenian genocide bill in France). At the same time, we do not expect EU talks to stop with the half-year presidency handing over to Germany in January 2007. Domestically, all eyes will be on the Spring 2007 presidential election, voted by a required two-thirds of Members of Parliament (MPs ). The Justice and Development Party (AKP) needs the support of 12 MPs outside its own party to support its candidate. It appears that the AKP government will wait until the last minute (i.e., April 2007) to announce its candidate, but many equity market participants do not expect Prime Minister Erdogan to stand as a candidate. Once the presidential elections are over, focus will turn to the December 2007 parliamentary elections.

Question: What are the reasons behind your improving outlook for the Polish market?

Answer: As far as investment opportunities, valuations have come down to more reasonable levels on an absolute basis following the sell-off in stock markets earlier this year. The market is experiencing healthy earnings growth, though valuation still seems rather full when comparing Polish equities with others around the region. However, the booming economy should have a positive impact on corporate earnings, which creates some upside risk to current forecasts. In the near term, domestic politics may prove a distraction for Polish equities as the possible dissolution of the government and early elections could place fiscal plans in some doubt, but the likely change in the government's make-up would be in the direction of more credible economic policies. In an environment of solid growth and benign monetary policy, Polish corporations should fare well, with domestic-oriented companies likely to do better than exporters.

Ralf Oberbannscheidt, Lead Portfolio Manager of The Central Europe and Russia Fund, Inc.

1  The Russian Trading System Index is a capitalization-weighted index comprised of stocks traded on the Russian Trading System and uses free-float adjusted shares.

The views expressed in this report reflect those of the named individuals only through the end of the period of the report as stated on the cover. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance does not guarantee future results.

DIRECTORS OF THE FUND

Name, Address, Age*	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director
Detlef Bierbaum, 64(1)(2) Class I	Partner of Sal. Oppenheim Jr. & Cie KGaA (investment management).	Director, The European Equity Fund, Inc. (since 1986). Member, Supervisory Board, Tertia Handelsbeteiligungsgesellschaft mbH (electronic retailor). Member, Supervisory Board, Douglas AG (retailer). Member, Supervisory Board, LVM Landwirtschaftlicher Versicherungsverein (insurance). Member, Supervisory Board, Monega KAG. Member of Supervisory Board, AXA Investment Managers GmbH (Investment Company). Chairman of Supervisory Board, Oppenheim Kapitalanlagegesellsehaft mbH (investment company). Chairman of the Supervisory Board, Oppenheim Real Estate Investment GmbH. Chairman of Administrative Board, Oppenheim Prumerica Asset Management S.a.r.l. (investment company). Member of Supervisory Board, Atradius N.V. (insurance company). Member of the Supervisory Board of DWS Investment GmbH. Member of the Board of Quindee REIT, Toronto.

DIRECTORS OF THE FUND (continued)

Name, Address, Age*	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director
Dr. Kurt W Bock, 48(1)(4) Class II	Member of the Board of Executive Directors and CFO, BASF Aktiengesellschaft (since 2003); President, Logistics and Information Services, BASF Aktiengesellschaft (2000-2003); Chief Financial Officer, BASF Corporation (1998-2000); Managing Director, Robert Bosch Ltda. (1996-1998); Senior Vice President, Finance and Accounting, Robert Bosch GmbH (1994-1996); Senior Vice President, Finance, Robert Bosch GmbH (1992-1994); Head of Technology, Planning and Controlling, Engineering Plastics division, BASF Aktiengesellschaft (1991-1992); Executive Assistant to BASF's Chief Financial Officer (1987-1991).	Director of The European Equity Fund, Inc. (since 2004). Member ot the Supervisory Boards of Wintershall AG (since 2003), Wintershall Holding AG (since 2006), and BASF Coatings AG (since 2006). Member of the Advisory Boards of Landesbank Baden- Wurttemberg (since 2003), Gebr. Röchling KG (since 2004). Member of the Advisory Forum of Deutsche Bank AG (since 2004). Member of the Boards of BASFIN Corporation (since 2002). Deutsches Rechnungslegungs Standards Committee ("DRSC") (since 2003).

John Bult, 70(1)(2) Class II	Chairman, PaineWebber International (since 1985)	Director, The European Equity Fund, Inc. (since 1986) and The New Germany Fund, Inc. (since 1990). Director, The Greater China Fund, Inc. (closed end fund).

Ambassador Richard R. Burt, 59(1) Class I	Chairman, Diligence, Inc. (international information and risk management firm) (since 2002). Chairman, IEP Advisors, LLP (information services firm) (since 1998). Chairman of the Board, Weirton Steel Corp. (1996-2004). Formerly, Partner, McKinsey & Company (consulting firm) (1991-1994). U.S. Ambassador to the Federal Republic of Germany (1985-1989).	Director, The European Equity Fund, Inc. (since 2000) and The New Germany Fund, Inc. (since 2004). Board Member, IGT, Inc. (gaming technology) (since 1995). Board Member, EADS North America (defense and aerospace) (since 2005). Director, UBS family of Mutual Funds (since 1995).

John H. Cannon, 64(1) Class I	Consultant (since 2002); Vice President and Treasurer Venator Group/Footlocker Inc. (footwear retailer) (until 2001).	Director of The New Germany Fund, Inc. (since 1990) and The European Equity Fund, Inc. (since 2004).

DIRECTORS OF THE FUND (continued)

Name, Address, Age*	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director
Christian H. Strenger, 63(1)(2) Class III	Member of Supervisory Board (since 1999) and formerly Managing Director (1991-1999) of DWS Investment GmbH (investment management), a subsidiary of Deutsche Bank AG.	Director of The European Equity Fund, Inc. (formerly The Germany Fund, Inc.) (since 1986) and The New Germany Fund, Inc. (since 1990). (Member, Supervisory Board, Fraport AG (international airport business) and Hermes Focus Asset Management Europe Ltd. (asset management).

Dr. Frank Trömel, 70(1) Class III	Deputy Chairman of the Supervisory Board of DELTON AG (strategic management holding company operation in the pharmaceutical, household products, logistics and power supply sectors) (since 2000). Member (since 2000) and Vice-President (since 2002) of the German Accounting Standards Board; Chairman of the Board of Managing Directors of DELTON AG (1990-1999); Chairman of the Board of Managing Directors of AL TANA AG (1987-1990) (management holding company for pharmaceutical and chemical operation) and Member of the Board (1977-1987).	Director, The European Equity Fund, Inc (since 2005) and The New Germany Fund, Inc (since 1990).

Robert H. Wadsworth, 66(1)(3) Class II	President, Robert H. Wadsworth Associates, Inc. (consulting firm) (May 1983-present). Formerly, President and Trustee, Trust for Investment Managers (registered investment companies) (April 1999-June 2002). President, Investment Company Administration, L.L.C. (January 1992(5)-July 2001). President, Treasurer and Director, First Fund Distributors, Inc. (mutual fund distribution) (June 1990-January 2002). Vice President, Professionally Managed Portfolios (May 1991-January 2002) and Advisors Series Trust (registered investment companies) (October 1996-January 2002).	Director, The European Equity Fund, Inc. (since 1986) and The New Germany Fund, Inc. (since 1992) as well as other funds in the Fund Complex as indicated.

DIRECTORS OF THE FUND (continued)

Name, Address, Age*	Principal Occupation(s) During Past Five Years	Other Directorships Held by Director
Werner Walbröl, 69(1) Class III	President and Chief Executive Officer, The European American Chamber of Commerce, Inc. Formerly, President and Chief Executive Officer, The German American Chamber of Commerce, Inc. (until 2003).	Director of The European Equity Fund, Inc. (since 1986) and The New Germany Fund, Inc. (since 1990). Director, TÜV Rheinland of North America, Inc. (independent testing and assessment services). Director, The German American Chamber of Commerce, Inc. President and Director, German-American Partnership Program (student exchange programs). Director, AXA Art Insurance Corporation (fine art and collectible insurer).

Each has served as a Director of the Fund since the Fund's inception in 1990 except for Ambassador Burt, Dr. Bock, Mr. Cannon, and Dr. Trömel. Ambassador Burt was elected to the Board on June 30, 2000, Dr. Bock was elected to the Board on May 5, 2004, Mr. Cannon was elected to the Board on April 23, 2004, and Dr. Trömel was elected to the Board on July 17, 2005. The term of office for Directors in Class I expires at the 2007 Annual Meeting, Class II expires at the 2008 Annual Meeting and Class III expires at the 2009 Annual Meeting. Each Director also serves as a Director of The European Equity Fund, Inc., one of the two other closed-end registered investment companies for which Deutsche Investment Management Americas Inc. acts as manager.

(1)  Indicates that Messrs. Bult, Burt, Cannon, Trömel, Walbröl, Wadsworth and Strenger each also serve as a Director of The European Equity Fund, Inc. and The New Germany Fund, Inc., two other closed-end registered investment companies for which Deutsche Investment Management Americas Inc. acts as manager. Indicates that Messrs. Bierbaum and Bock also serve as a Director of The European Equity Fund, Inc., one of the two other closed-end registered investment companies for which Deutsche Investment Management Americas Inc. acts as manager.

(2)  Indicates "interested" Director, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Bierbaum is an "interested" Director because of his affiliation with Sal. Oppenheim Jr. & Cie KGaA, which engages in brokerage with the Fund and other accounts managed by the investment advisor and manager; Mr. Bult is an "interested" Director because of his affiliation with PaineWebber International, an affiliate of UBS Securities Inc., a registered broker-dealer; and Mr. Strenger is an "interested" Director because of his affiliation with DWS-Deutsche Gesellschaft fur Werpapiersparen mbH ("DWS"), a majority-owned subsidiary of Deutsche Bank AG and because of his ownership of Deutsche Bank AG shares.

(3)  Indicates that Mr. Wadsworth also serves as Director/Trustee of the following open-end investment companies: DWS Balanced Fund, DWS Blue Chip Fund, DWS Equity Trust, DWS High Income Series, DWS State Tax-Free Income Series, DWS Strategic Income Fund, DWS Target Fund, DWS Technology Fund, DWS U.S. Government Securities Fund, DWS Value Series, Inc., DWS Variable Series II, Cash Account Trust, Investors Cash Trust, Investors Municipal Cash Fund, Tax-Exempt California Money Market Fund and DWS Money Funds. Mr. Wadsworth also serves as Director of Dreman Value Income Edge Fund, Inc., DWS High Income Trust, DWS Multi-Market Income Trust, DWS Municipal Income Trust, DWS Strategic Income Trust, DWS Strategic Municipal Income Trust, closed-end investment companies. These Funds are advised by Deutsche Investment Management Americas Inc., an indirect wholly-owned sub sidiary of Deutsche Bank AG.

(4)  Dr. Tessen von Heydebreck, a managing director of Deutsche Bank, is a member of the supervisory board of BASF AG, Dr. Bock's employer.

(5)  Inception date of corporation which was predecessor to the LLC.

*  The address of each Director is 345 Park Avenue, New York, NY 10154.

OFFICERS OF THE FUND

Name, Age	Principal Occupations During Past Five Years
Michael G. Clark(3,8), 41 President and Chief Executive Officer	Managing Director(7), Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

Paul H. Schubert(8), 43 Chief Financial Officer and Treasurer	Managing Director(7), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

David Goldman(4,8), 32 Secretary	Vice President(7), Deutsche Asset Management

John Millette(5,9), 44 Assistant Secretary	Director(7), Deutsche Asset Management

Scott M. McHugh(4,9), 35 Assistant Treasurer	Director(7), Deutsche Asset Management

Elisa D. Metzger(2,8), 44 Chief Legal Officer	Director(7), Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)

Philip Gallo(6,8), 44 Chief Compliance Officer	Managing Director(7), Deutsche Asset Management (2003-present); formerly, Co-Head of Goldman Sachs Asset Management Legal (1994-2003)

Each also serves as an Officer of The European Equity Fund, Inc. and The New Germany Fund, Inc., two other closed-end registered investment companies for which Deutsche Investment Management Americas Inc. acts as manager.

(1)  As a result of their respective positions held with the Manager, these individuals are considered "interested persons" of the Manager within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.

(2)  Since January 30, 2006.

(3)  Since June 15, 2006.

(4)  Since July 14, 2006.

(5)  Since July 14, 2006. From January 30, 2006 to July 14, 2006 served as Secretary to the Fund.

(6)  Since October 5, 2004.

(7)  Executive title, not a board directorship.

(8)  Address: 345 Park Avenue, New York, New York 10154.

(9)  Address: Two International Place, Boston, Massachusetts 02110.

SHARES REPURCHASED AND ISSUED

The Fund has been purchasing shares of its common stock in the open market. Shares repurchased and shares issued for div idend reinvestment for the past five years are as follows:

Fiscal year ended October 31,	2006	2005	2004	2003	2002	2001
Shares repurchased	—	—	97,300	237,400	201,600	686,975
Shares issued for dividend reinvestment	388,226	—	37,769	—	96,643	—
Shares issued in rights offering	3,417,070	—	2,555,677	—	—	—

PRIVACY POLICY AND PRACTICES

We never sell customer lists or information about individual clients (stockholders). We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, we may obtain information about stockholders whose shares are registered in their names. For purposes of these policies, "clients" means stockholders of the Fund. (We generally do not have knowledge of or collect personal information about stockholders who hold Fund shares in "street" name," such as through brokers or banks.) Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information may be shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing the client's account with us. The organizations described above that receive client information may only use it for the purpose designated by the Fund.

We may also disclose nonpublic personal information about clients to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm from such activity.

CERTIFICATIONS

The Fund's chief executive officer has certified to the New York Stock Exchange that, as of July 19, 2006, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund's reports to the Securities and Exchange Commission on Forms N-CSR, N-CSRS and N-Q contain certifications by the Fund's chief executive officer and chief financial officer that relate to the Fund's disclosure in such reports and that are required by rule 30a-2(a) under the Investment Company Act.

PROXY VOTING

A description of the Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.ceefund.com or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at (800) 437-6269.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
SCHEDULE OF INVESTMENTS — OCTOBER 31, 2006

Shares	Description	Value
INVESTMENTS IN RUSSIAN COMMON STOCKS – 52.2%
	COMMERCIAL BANKS – 1.5%
5,000	Sberbank	$11,250,000
1,000	Sberbank RF-(GDR) Reg S	245,224
		11,495,224
	DIVERSIFIED TELECOMMUNICATION SERVICES – 2.3%
525,000	AFK Sistema OAO (GDR)	13,912,500
117,100	Rostelecom (ADR)††	3,565,695
		17,478,195
	FOOD PRODUCTS – 1.2%
116,319	Lebedyansky JSC*	9,072,882
	METALS & MINING – 8.4%
281,000	JSC MMC Norilsk Nickel (ADR)	41,517,750
416,000	Polyus Gold Co. (ADR)	19,809,969
3,500	Vyksa Metallurgical Plant*	3,815,000
		65,142,719
	MULTI-UTILITIES – 4.9%
503,000	Unified Energy Systems (GDR)	37,875,900
	OIL, GAS & CONSUMABLE FUELS – 31.5%
1,400,000	Gazprom	14,700,000
968,000	Lukoil (ADR)	78,214,400
270,000	Novatek OAO-Spons (GDR)	15,714,000
1,725,000	OAO Gazprom (ADR)	73,071,000
650,000	Surgutneftegaz (ADR)††	41,145,000
137,000	Tatneft (ADR)	12,604,000
153,250	TMK OAO (GDR)	3,869,563
1,143,800	TNK-BP	2,619,302
500,000	Ufimskij NPZ-$US Board	1,117,500
		243,054,765
	PERSONAL PRODUCTS – 1.0%
181,000	Kalina	7,954,950
	WIRELESS TELECOMMUNICATION SERVICES – 1.4%
140,000	Mobile Telesystems (GDR)	5,982,200
50,000	Mobile Telesystems-SP (ADR)	2,136,500
45,500	Vimpel-Communications (ADR)*	2,950,220
		11,068,920
	Total Investment in Russian Common Stocks (cost $192,697,195)	403,143,555

Shares	Description	Value
INVESTMENTS IN POLISH COMMON STOCKS – 17.7%
	BUILDING PRODUCTS – 1.1%
650,950	Cersanit-Krasnystaw SA	$8,635,226
	COMMERCIAL BANKS – 5.6%
185,000	Bank Pekao SA	12,484,326
45,000	BK Prezemyslowo-Handlowy PBank	12,889,388
1,450,000	PKO Bank Polski SA	18,302,039
		43,675,753
	CONSTRUCTION & ENGINEERING – 0.1%
40,842	Budimex*	985,200
	DIVERSIFIED TELECOMMUNICATION SERVICES – 2.7%
2,320,207	Telekomunikacja Polska	17,073,857
490,000	Telekomunikacja Polska (GDR)†	3,626,000
		20,699,857
	MEDIA – 0.2%
37,700	TVN SA*	1,430,669
	METAL & MINING – 3.0%
650,000	KGHM Polska Miedz SA	23,486,998
	OIL, GAS & CONSUMABLE FUELS – 3.5%
1,036,102	Polski Koncern Naftowy	16,411,331
149,500	Polski Koncern Naftowy (GDR)	4,784,000
180,000	Polski Koncern Naftowy (GDR)†	5,760,000
		26,955,331
	REAL ESTATE – 1.5%
436,072	Echo Investment SA*	11,288,889
	Total Investments in Polish Common Stocks (cost $83,091,218)	137,157,923
INVESTMENTS IN HUNGARIAN COMMON STOCKS – 4.9%
	COMMERCIAL BANKS – 1.8%
387,400	OTP Bank	13,655,588

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
SCHEDULE OF INVESTMENTS — OCTOBER 31, 2006 (continued)

Shares	Description	Value
	OIL, GAS & CONSUMABLE FUELS – 2.2%
110,000	MOL Magyar Olaj-Es Gazipari	$10,970,278
61,000	MOL Magyar Olaj-Es Gazipari (GDR)	6,084,750
		17,055,028
	PHARMACEUTICALS – 0.9%
30,000	Gedeon Richter RT	6,308,032
4,300	Gedeon Richter (GDR)	895,475
		7,203,507
	Total Investments in Hungarian Common Stocks (cost $11,844,068)	37,914,123
INVESTMENTS IN CZECH REPUBLIC COMMON STOCKS – 4.9%
	COMMERCIAL BANKS – 0.7%
4,500	Komercni Banka A.S.	701,368
89,996	Komercni Banka A.S. (GDR)	4,634,794
		5,336,162
	MULTI-UTILITIES – 4.2%
825,000	Ceske Energeticke Zavody	32,727,087
	Total Investments in Czech Republic Common Stocks (cost $6,770,110)	38,063,249
INVESTMENTS IN TURKISH COMMON STOCKS – 11.5%
	AUTOMOBILES – 1.1%
200,000	Ford Otomotiv Sanayi A.S.	1,413,864
2,100,000	Tofas Turk Oromobil Fabrika	6,947,152
		8,361,016
	BUILDING PRODUCTS – 0.7%
2,278,517	Trakya Cam Sanayii A.S.	6,380,473
	COMMERCIAL BANKS – 0.7%
750,000	Turkiye Sinai Kalkinma Bank	1,616,335
692,850	Turkiye Vakiflar Bankasi T-D*	3,637,819
		5,254,154
	CONSTRUCTION & ENGINEERING – 1.0%
600,000	Enka Insaat Ve Sanayi As	5,065,202
250,000	Izocam Ticaret Ve Sanayi As	2,762,526
		7,827,728

Shares	Description	Value
	CONSTRUCTION MATERIALS – 0.5%
690,000	Akcansa Cimento	$3,741,249
	DIVERSIFIED FINANCIAL SERVICES – 4.0%
2,230,549	Akbank T.A.S.	12,706,633
1,416,356	Turkiye Garanti Bankasi	5,200,758
2,000,000	Turkiye Is Bankasi	12,971,860
		30,879,251
	FOOD & STAPLES RETAILING – 1.2%
203,200	BIM Birlesik Magazalar A.S.*	8,995,470
	HOTELS RESTAURANTS & LEISURE – 0.5%
3,200,000	Marmaris Marti Otel Isletmel	3,689,774
	INSURANCE – 0.7%
1,520,833	Anadolu Hayat Emeklilik Ord	5,031,171
	OIL, GAS & CONSUMABLE FUELS – 0.6%
300,000	Tupras-Turkiye Petrol Rafinex	4,982,841
	WIRELESS TELECOMMUNICATION SERVICES – 0.5%
683,166	Turkcell Iletisim Hizmet A.S.	3,680,752
	Total Investments in Turkish Common Stocks (cost $65,707,492)	88,823,879
INVESTMENTS IN AUSTRIAN COMMON STOCKS – 4.7%
	COMMERCIAL BANKS – 2.5%
285,868	Erste Bank Der Oester Spark	19,478,651
	OIL, GAS & CONSUMABLE FUELS – 2.2%
7,750	Bank Austria Credit Transneft Warrant (expires 4/16/07)	16,950,839
	Total Investments In Austrian Common Stocks (cost $28,135,045)	36,429,490

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
SCHEDULE OF INVESTMENTS — OCTOBER 31, 2006 (continued)

Shares	Description	Value
INVESTMENTS IN DUTCH COMMON STOCKS – 1.0%
	BEVERAGES – 0.4%
93,000	Efes Breweries International (GDR)	$2,836,500
	FOOD & STAPLES RETAILING – 0.6%
219,700	Pyaterochka Holding (GDR)	4,870,749
	Total Investments in Dutch Common Stocks (cost $5,871,109)	7,707,249
INVESTMENTS IN CYPRUS COMMON STOCKS – 1.0%
	OIL, GAS & CONSUMABLE FUELS – 1.0%
1,050,000	Urals Energy Public Co. Ltd. (cost $5,541,802)	7,813,260
INVESTMENTS IN BERMUDA COMMON STOCKS – 0.5%
	OIL, GAS & CONSUMABLE FUELS – 0.4%
52,000	Vostok Nafta Investment (SDR)* (cost $265,840)	3,300,535
INVESTMENTS IN VIRGIN ISLANDS (BR) COMMON STOCKS – 1.1%
	MULTI-UTILITIES – 1.1%
4,094,119	Renshares Utilities-Rengen (cost $6,511,451)	8,352,003
	Total Investments in Common Stocks – 99.5% (cost $406,435,330)	768,705,266

Shares	Description	Value
SECURITIES LENDING COLLATERAL – 5.2%
40,388,250	Daily Assets Fund Institutional, 5.27%††† (cost $40,388,250)	$40,388,250
	Total Investments – 104.7% (cost $446,823,580)	809,093,516
	Liabilities in excess of cash and other assets – (4.7%)	(36,371,291)
	NET ASSETS – 100.0%	$772,722,225

*  Non-income producing security.

†  144A - Restricted to resale to institutional investors only.

††  All or a portion of these securities were on loan. The value of all securities loaned at October 31, 2006 amounted to $39,506,279, which is 5.1% of the net assets.

†††  Represents collateral held in connection with securities lending. Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Asset Management, Inc. The rate shown is the annualized seven-day yield at period end.

Key

ADR  –  American Depository Receipt

GDR  –  Global Depository Receipt

SDR  –  Swedish Depository Receipt

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2006

ASSETS
Investments, at value, (cost $406,435,330) — including $39,506,279 of securities loaned	$768,705,266
Investment in Daily Assets Fund Institutional (cost $40,388,250)*	40,388,250
Cash and foreign currency (cost $4,645,225)	4,606,621
Dividend receivable	3,317,734
Foreign withholding tax refund receivable	276,249
Interest receivable	24,365
Total assets	817,318,485
LIABILITIES
Payable upon return of securities loaned	40,388,250
Payable for investments purchased	3,310,200
Management fee payable	355,392
Investment advisory fee payable	170,949
Payable for Directors' fees and expenses	36,064
Accrued expenses and accounts payable	335,405
Total liabilities	44,596,260
NET ASSETS	$772,722,225
Net assets consist of:
Paid-in capital, $.001 par (Authorized 80,000,000 shares)	$408,102,200
Cost of 5,476,217 shares held in treasury	(70,781,427)
Undistributed net investment income	5,122,133
Accumulated net realized gain on investments and foreign currency transactions	67,970,779
Net unrealized appreciation on investments and foreign currency related transactions	362,308,540
Net assets	$772,722,225
Net asset value per share ($772,722,225 ÷ 14,002,505) shares of common stock issued and outstanding)	$55.18

*Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
STATEMENT OF OPERATIONS

For the year ended October 31, 2006
NET INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $1,272,749)	$13,848,975
Interest	49,223
Securities lending, including income from Daily Assets Fund Institutional, net of borrower rebates	284,902
Total investment income	14,183,100
Expenses:
Management fee	3,727,058
Investment advisory fee	1,769,574
Custodian and Transfer Agent's fees and expenses	871,860
Reports to shareholders	182,740
Directors' fees and expenses	165,490
Legal fee	233,172
Audit fee	116,494
NYSE Listing Fee	42,890
Insurance	44,436
Miscellaneous	129,320
Total expenses before custody credits	7,283,034
Less: custody credits*	(320,440)
Net expenses	6,962,594
Net investment income (loss)	7,220,506
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	68,057,547
Foreign currency transactions	(515,014)
Net unrealized appreciation (depreciation) during the period on:
Investments	148,847,632
Translation of other assets and liabilities from foreign currency	32,546
Net gain on investments and foreign currency transactions	216,422,711
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$223,643,217

*The custody credits are attributable to interest earned on U.S. cash balances held on deposit at custodian.

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	For the year ended October 31, 2006	For the year ended October 31, 2005
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$7,220,506	$2,745,756
Net realized gain (loss) on:
Investments	68,057,547	31,314,982
Foreign currency transactions	(515,014)	(198,744)
Net unrealized appreciation (depreciation) on:
Investment transactions during the period	148,847,632	107,778,042
Translation of other assets and liabilities from foreign currency	32,546	(9,119)
Net increase in net assets resulting from operations	223,643,217	141,630,917
Distributions to shareholders from:
Net investment income	(3,365,079)	(1,733,526)
Net realized gains	(27,756,803)	—
Capital share transactions:
Net proceeds from rights offering of Fund shares (3,417,070 and 0 shares, respectively)	131,742,212	—
Net proceeds from reinvestment of dividends (388,226 and 0 shares, respectively)	16,484,086	—
Net increase (decrease) in net assets from capital share transactions	148,226,298	—
Total increase in net assets	340,747,633	139,897,391
NET ASSETS
Beginning of year	431,974,592	292,077,201
End of year (including undistributed net investment income of $5,122,133 and $1,781,720 as of October 31, 2006 and October 31, 2005, respectively)	$772,722,225	$431,974,592

The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
NOTES TO FINANCIAL STATEMENTS — OCTOBER 31, 2006

NOTE 1. ACCOUNTING POLICIES

The Central Europe and Russia Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company incorporated in Maryland. The Fund commenced investment operations on March 6, 1990.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation. If no sales price is available at that time, and both bid and ask prices are available, the securities are valued at the mean between the last current bid and ask prices; if no quoted asked prices are available, they are valued at the last quoted bid price. All securities for which market quotations are not readily available will be valued as determined in good faith by the Board of Directors of the Fund. The Fund calculates its net asset value per share at 11:30 A.M., New York time, in order to minimize the possibility that events occurring after the close of the securities exchanges on which the Fund's portfolio securities pr incipally trade would require adjustment to the closing market prices in order to reflect fair value.

In September 2006, FASB released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of October 31, 2006, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income is recorded net of unrecoverable foreign withholding tax.

Securities Lending: The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to or greater than the "Margin Percentage" of the value of the securities loaned. "Margin Percentage" shall mean (i) for collateral which is denominated in the same currency as the loaned securities, 102%, and (ii) for collateral which is denominated in a currency different from that of the loaned securities, 105%. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exe mptive Orders issued by the SEC. Deutsche Asset Management receives a management fee on the cash collateral invested in the affiliated money fund. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translation: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in euros and other foreign currency are translated into United States dollars at the 11:00 A.M. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
NOTES TO FINANCIAL STATEMENTS — OCTOBER 31, 2006 (continued)

Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for such amounts attributable to investments, which are included in net realized and unrealized gains and losses on investments.

Contingencies: In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Taxes: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.

The cost of investments at October 31, 2006 was $410,487,751 for United States Federal income tax purposes. Accordingly, as of October 31, 2006, net unrealized appreciation of investments aggregated $358,217,515, of which $361,301,554 and $3,084,039 related to unrealized appreciation and depreciation, respectively.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes- an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Dividends and Distributions to Shareholders: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with United States Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

At October 31, 2006, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$35,280,078
Undistributed net long-term capital gains	$41,875,821
Net unrealized appreciation	$358,217,515

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31
	2006	2005
Distributions from ordinary income*	$5,557,479	—
Distributions from long-term capital gains	$25,564,403	—

*For tax purposes short-term capital gains are considered ordinary income.

During the year ended October 31, 2006, the Fund reclassified permanent book and tax differences as follows:

Increase (decrease)
Undistributed net investment income	$(515,014)
Undistributed net realized gain/loss on investments and foreign currency transactions	515,014

NOTE 2. MANAGEMENT AND INVESTMENT ADVISORY AGREEMENTS

The Fund has a Management Agreement with Deutsche Investment Management Americas Inc. (the "Manager"). The Fund has an Investment Advisory Agreement with Deutsche Asset Management International GmbH (the

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
NOTES TO FINANCIAL STATEMENTS — OCTOBER 31, 2006 (continued)

"Investment Adviser.") The Manager and the Investment Adviser are affiliated companies.

The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of 0.65% of the Fund's average weekly net assets up to $100 million, 0.55% of such assets in excess of $100 million and up to $500 million, and, effective June 1, 2006, 0.50% of such assets in excess of $500 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of 0.35% of the Fund's average weekly net assets up to $100 million and 0.25% of such assets in excess of $100 million. Accordingly, for the year ended October 31, 2006, the fee pursuant to the Management and Investment Advisory Agreements was equivalent to an annualized effective rate of 0.82% of the Fund's average net assets.

Pursuant to the Management Agreement, the Manager is the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, determines the suitable securities for investment by the Fund. The Manager also provides office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objective, policies and restrictions, makes recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, transmits purchase and sale orders to select brokers and dealers to execute portfolio transactions on behalf of the Fund.

NOTE 3. TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also officers of either the Manager or Deutsche Bank AG.

The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 2006 were $331,326,656 and $208,365,879, respectively.

NOTE 5. INVESTING IN FOREIGN MARKETS

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets. In addition, certain foreign markets may be substantially smaller, less developed, less liquid and more volatile than the major markets of the United States.

NOTE 6. CAPITAL AND RIGHTS OFFERING

The Fund had no capital stock repurchase activity for the year ended October 31, 2006. During the year ended October 31, 2006, the Fund reissued 388,226 shares held in treasury as part of the dividend reinvestment plan.

During January 2006, the Fund issued 3,417,070 shares of common stock in connection with a rights offering of the Fund's shares. Shareholders of record on December 22, 2005 were issued one transferable right for each share owned. The rights entitled the shareholders to purchase one new share of common stock for every three rights held. These shares were issued at a subscription price of $40.19. Net proceeds to the Fund were $131,742,212 after deducting the solicitation/dealer manager fees of $5,148,591 and expenses of $400,276. The net asset value per share of the Fund's common shareholders was reduced by approximately $3.25 per share as a result of the share issuance.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each of the periods indicated:

	For the years ended October 31,
	2006	2005	2004	2003	2002
Per share operating performance:
Net asset value:
Beginning of period	$42.36	$28.64	$23.08	$15.93	$13.83
Net investment income (loss)	.55	.27	.20	.21	(.07)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	18.67	13.62	7.97	6.86	2.37
Increase (decrease) from investment operations	19.22	13.89	8.17	7.07	2.30
Increase resulting from share repurchases	—	—	.02	.08	.06
Distributions from net investment income	(.33)	(.17)	(.22)	—	(.10)
Distributions from net realized gains on investment transactions	(2.72)	—	—	—	(.13)
Total distributions†	(3.05)	(.17)	(.22)	—	(.23)
Dilution from rights offering	(2.85)	—	(2.15)	—	—
Dealer manager fees and offering costs	(0.40)	—	(0.25)	—	—
Dilution in NAV from dividend reinvestment	(0.10)	—	(.01)	—	(.03)
Net asset value:
End of period	$55.18	$42.36	$28.64	$23.08	$15.93
Market value:
End of period	$49.94	$44.89	$24.99	$21.25	$13.25
Total investment return for the period:††
Based upon market value	19.25%	80.71%	18.73%	60.38%	23.43%
Based upon net asset value	48.55%*	48.74%	35.20%*	44.88%	17.05%
Ratio to average net assets:
Total expenses before custody credits**	1.09%	1.20%	1.27%	1.51%	1.55%
Net investment income (loss)	1.08%	.78%	.81%	1.00%	(.44)%
Portfolio turnover	31.86%	30.16%	45.29%	43.88%	57.77%
Net assets at end of period (000's)	$772,722	$431,975	$292,027	$177,766	$126,467

  †  For U.S. tax purposes, total distributions consisted of:

Ordinary income	$(.545)	$(0.17)	$(0.22)	—	$(0.23)
Long term capital gains	$(2.507)	—	—	—	—
	$(3.052)	$(0.17)	$(0.22)	—	$(0.23)

  ††  Total investment return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the year, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.

  *  Return excludes the effect of the $2.15 and $3.25 respectively, for 2004 and 2006 per share dilution associated with the Fund's rights offering.

  **  The custody credits are attributable to interest earned on U.S. cash balances. The ratios of total expenses after custody credits to average net assets are 1.04%, 1.19%, 1.26%, 1.50% and 1.54% for 2006, 2005, 2004, 2003 and 2002, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of
The Central Europe and Russia Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Central Europe and Russia Fund, Inc. (the "Fund") at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial stat ements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
December 22, 2006

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN
(unaudited)

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. A more complete description of the Plan is provided in the Plan brochure available from Investors Bank & Trust Company, the plan agent (the "Plan Agent"), Shareholder Services, P. O. Box 9130, Boston, Massachusetts 02117 (telephone 1-800-437-6269). A shareholder should read the Plan brochure carefully before enrolling in the Plan.

Under the Plan, participating shareholders ("Plan Participants") appoint the Plan Agent to receive or invest Fund distributions as described below under "Reinvestment of Fund Shares." In addition, Plan Participants may make optional cash purchases through the Plan Agent as often as once a month as described below under "Voluntary Cash Purchases." There is no charge to Plan Participants for participating in the Plan, although when shares are purchased under the Plan by the Plan Agent on the New York Stock Exchange or otherwise on the open market, each Plan Participant will pay a pro rata share of brokerage commissions incurred in connection with such purchases, as described below under "Reinvestment of Fund Shares" and "Voluntary Cash Purchases."

Reinvestment of Fund Shares. Whenever the Fund declares a capital gains distribution, an income dividend or a return of capital distribution payable, at the election of shareholders, either in cash or in Fund shares, or payable only in cash, the Plan Agent shall automatically elect to receive Fund shares for the account of each Plan Participant.

Whenever the Fund declares a capital gains distribution, an income dividend or a return of capital distribution payable only in cash and the net asset value per share of the Fund's common stock equals or is less than the market price per share on the valuation date (the "Market Parity or Premium"), the Plan Agent shall apply the amount of such dividend or distribution payable to a Plan Participant to the purchase from the Fund of Fund Shares for a Plan Participant's account, except that if the Fund does not offer shares for such purpose because it concludes Securities Act registration would be required and such registration cannot be timely effected or is not otherwise a cost-effective alternative for the Fund, then the Plan Agent shall follow the procedure described in the next paragraph. The number of additional shares to be credited to a Plan Participant's account sha ll be determined by dividing the dollar amount of the distribution payable to a Plan Participant by the net asset value per share of the Fund's common stock on the valuation date, or if the net asset value per share is less than 95% of the market price per share on such date, then by 95% of the market price per share. The valuation date will be the payable date for such dividend or distribution.

Whenever the Fund declares a capital gains distribution, an income dividend or a return of capital distribution payable only in cash and the net asset value per share of the Fund's common stock exceeds the market price per share on the valuation date (the "Market Discount"), the Plan Agent shall apply the amount of such dividend or distribution payable to a Plan Participant (less a Plan Participant's pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of Fund shares for a Plan Participant's account. The valuation date will be the payable date for such dividend or distribution. Such purchases will be made on or shortly after the valuation date and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws.

The Plan Agent may aggregate a Plan Participant's purchases with the purchases of other Plan Participants, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent shall be the price per share allocable to each Plan Participant.

For all purposes of the Plan, the market price of the Fund's common stock on a payable date shall be the last sales price on the New York Stock Exchange on that date, or, if there is no sale on such Exchange (or, if different, the principal exchange for Fund shares) on that date, then the mean between the closing bid and asked quotations for such stock on such Exchange on such date. The net asset value per share of the Fund's common stock on a valuation date shall be as determined by or on behalf of the Fund.

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN
(unaudited) (continued)

The Plan Agent may hold a Plan Participant's shares acquired pursuant to the Plan, together with the shares of other Plan Participants acquired pursuant to this Plan, in non-certificated form in the name of the Plan Agent or that of a nominee. The Plan Agent will forward to each Plan Participant any proxy solicitation material and will vote any shares so held for a Plan Participant only in accordance with the proxy returned by a Plan Participant to the Fund. Upon a Plan Participant's written request, the Plan Agent will deliver to a Plan Participant, without charge, a certificate or certificates for the full shares held by the Plan Agent.

Voluntary Cash Purchases. Plan Participants have the option of making investments in Fund shares through the Plan Agent as often as once a month. Plan Participants may invest as little as $100 in any month and may invest up to $36,000 annually through the voluntary cash purchase feature of the Plan.

The Plan Agent shall apply such funds (less a Plan Participant's pro rata share of brokerage commissions or other costs, if any) to the purchase on the New York Stock Exchange (or, if different, on the principal exchange for Fund shares) or otherwise on the open market of Fund shares for such Plan Participant's account, regardless of whether there is a Market Parity or Premium or a Market Discount. The Plan Agent will purchase shares for Plan Participants on or about the 15th of each month. Cash payments received by the Plan Agent less than five business days prior to a cash purchase investment date will be held by the Plan Agent until the next month's investment date. Uninvested funds will not bear interest. Plan Participants may withdraw any voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

Enrollment and Withdrawal. Both current shareholders and first-time investors in the Fund are eligible to participate in the Plan. Current shareholders my join the Plan by either enrolling their shares with the Plan Agent or by making an initial cash deposit of at least $250 with the Plan Agent. First-time investors in the Fund may join the Plan by making an initial cash deposit of at least $250 with the Plan Agent. In order to become a Plan Participant, shareholders must complete and sign the enrollment form included in the Plan brochure and return it, and, if applicable, an initial cash deposit of at least $250 directly to the Plan Agent if shares are registered in their name. Shareholders who hold Fund shares in the name of a brokerage firm, bank or other nominee should contact such nominee to arrange for it to participate in the Plan on such shareholder's behalf.

If the Plan Participant elects to participate in the Plan by enrolling current shares owned by the Plan Participant with the Plan Agent, participation in the dividend reinvestment feature of the Plan begins with the next dividend or capital gains distribution payable after the Plan Agent receives the Plan Participant's written authorization, provided such authorization is received by the Plan Agent prior to the record date for such dividend or distribution. If such authorization is received after such record date, the Plan Participant's participation in the dividend reinvestment feature of the Plan begins with the following dividend or distribution.

If the Plan Participant elects to participate in the Plan by making an initial cash deposit of at least $250 with the Plan Agent, participation in the dividend reinvestment feature of the Plan begins with the next dividend or capital gains distribution payable after the Plan Agent receives the Plan Participant's authorization and deposit, and after the Plan Agent purchases shares for the Plan Participant on the New York Stock Exchange (or, if different, on the principal exchange for Fund shares) or otherwise on the open market, provided that the authorization and deposit are received, and the purchases are made by the Plan Agent prior to the record date. If such authorization and deposit are received after the record date, or if the Plan Agent purchases shares for the Plan Participant after the record date, the Plan Participant's participation in the dividend reinvestment feature of the Plan begins with the following dividend or distribution ..

A shareholder's written authorization and cash payment must be received by the Plan Agent at least five business days in advance of the next cash purchase investment date (normally the 15th of every month) in order for the Plan Participant to participate in the voluntary cash purchase feature of the Plan in that month.

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN
(unaudited) (continued)

Plan Participants may withdraw from the Plan without charge by written notice to the Plan Agent. Plan Participants who choose to withdraw may elect to receive stock certificates representing all of the full shares held by the Plan Agent on their behalf, or to instruct the Plan Agent to sell such full shares and distribute the proceeds, net of brokerage commissions, to such withdrawing Plan Participant. Withdrawing Plan Participants will receive a cash adjustment for the market value of any fractional shares held on their behalf at the time of termination. Withdrawal will be effective immediately with respect to distributions with a record date not less than 10 days later than receipt of such written notice by the Plan Agent.

Amendment and Termination of Plan. The Plan may only be amended or supplemented by the Fund or by the Plan Agent by giving each Plan Participant written notice at least 90 days prior to the effective date of such amendment or supplement, except that such notice period may be shortened when necessary or appropriate in order to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory body.

The Plan may be terminated by the Fund or by the Plan Agent by written notice mailed to each Plan Participant. Such termination will be effective with respect to all distributions with a record date at least 90 days after the mailing of such written notice to the Plan Participants.

Federal Income Tax Implications of Reinvestment of Fund Shares. Reinvestment of Fund shares does not relieve Plan Participants from any income tax which may be payable on dividends or distributions. For U.S. federal income tax purposes, when the Fund issues shares representing an income dividend or a capital gains dividend, a Participant will include in income the fair market value of the shares received as of the payment date, which will be ordinary dividend income or capital gains, as the case may be. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the date of distribution. If shares are purchased on the open market by the Plan Agent, a Plan Participant will include in income the amount of the cash payment made. The basis of such shares will be the purchase price of the shares, and the holding period for the shares will begin on the day following the date of purchase. State, local and foreign taxes may also be applicable.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
REPORT OF SHAREHOLDERS' MEETING (unaudited)

The Annual Meeting of Shareholders of The Central Europe and Russia Fund, Inc. was held on June 20, 2006. At the Meeting, the following matters were voted upon by the stockholders (the resulting votes are presented below):

1. To elect three Directors to serve for a term of three years until their successors are elected and qualify.

	Number of Votes
	For	Withheld
Christian Strenger	11,499,440	590,899
Dr. Frank Trömel	11,471,926	618,413
Werner Walbröl	11,502,092	588,247

2. To ratify the appointment by the Audit Committee and the Board of Directors of PricewaterhouseCoopers LLP as independent registered public accounting firm for the fiscal year ending October 31, 2006.

	Number of Votes
For	Against	Abstain
11,994,355	63,051	32,933

2006 U.S. TAX INFORMATION (unaudited)

The Fund paid foreign taxes of $1,272,749 and earned $9,783,384 of foreign source income year during the year ended October 31, 2006. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $.09 per share as foreign taxes paid and $.70 per share as income earned from foreign sources for the year ended October 31, 2006.

For Federal income tax purposes, the Fund designates $16,600,000, or the maximum amount allowable under tax law, as qualified dividend income.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $46,064,000 as capital gain dividends for its year ended October 31, 2006, of which 100% represents 15% rate gains.

INVESTMENT MANAGEMENT AGREEMENT AND
INVESTMENT ADVISORY AGREEMENT APPROVAL

The Fund's directors unanimously approved the continuance of the management agreement between the Fund and Deutsche Investment Management Americas Inc. ("DIMA") and the investment advisory agreement between the Fund and Deutsche Asset Management International GmbH ("DeAMI") (together called the "agreements") at a meeting held on July 14, 2006.

In preparation for the meeting, the directors had requested and evaluated extensive materials from DIMA and DeAMI, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by Lipper Inc. ("Lipper"). Prior to voting, the directors reviewed the proposed continuance of the agreements with management and with experienced counsel who are independent of DIMA and DeAMI and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in a private session with counsel at which no representatives of DIMA or DeAMI were present. In reaching their determination relating to continuance of the agreements, the directors considered all factors they believed relevant, including the following:

1. information comparing the Fund's performance to other investment companies with similar investment objectives and to an index;

2. the nature, extent and quality of investment and administrative services rendered by DIMA and DeAMI;

3. payments received by DIMA and DeAMI from all sources in respect to the Fund and all investment companies in the DWS Scudder family of funds;

4. the costs borne by, and profitability of, DIMA and DeAMI and their affiliates in providing services to the Fund and to all investment companies in the DWS Scudder family of funds;

5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

6. the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors;

7. DIMA's and DeAMI's policies and practices regarding allocation of the Fund's portfolio transactions, including the extent, if any, to which DIMA and DeAMI benefit from soft dollar arrangements;

8. the Fund's portfolio turnover rates compared to those of other investment companies with similar investment objectives;

9. fall-out benefits which DIMA, DeAMI and their affiliates receive from their relationships with the Fund;

10. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of DIMA and DeAMI; and

11. the terms of the agreements.

The directors also considered their knowledge of the nature and quality of the services provided by DIMA and DeAMI to the Fund gained from their experience as directors of the European Equity Fund and, where relevant, the New Germany Fund and other DWS Scudder funds, their confidence in DIMA's and DeAMI's integrity and competence gained from that experience and DIMA's and DeAMI's responsiveness to concerns raised by them in the past, including DIMA's and DeAMI's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors.

The directors determined that the overall arrangements between the Fund and DIMA, as provided in the management agreement, and between the Fund and DeAMI, as provided in the investment advisory agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment.

The material factors and conclusions that formed the basis for the directors' reaching their determination to approve the continuance of the agreements (including their

INVESTMENT MANAGEMENT AGREEMENT AND
INVESTMENT ADVISORY AGREEMENT APPROVAL (continued)

determinations that DIMA and DeAMI should continue in those roles for the Fund, and that the fees payable to DIMA and DeAMI pursuant to the agreements are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by DIMA and DeAMI

The directors noted that, under the management agreement, DIMA acts as the Fund's corporate manager and administrator and, subject to the supervision of the Fund's board of directors and pursuant to recommendations made by DeAMI, determines suitable securities for investment by the Fund. Under the investment advisory agreement, DeAMI, in accordance with the Fund's investment objectives, policies and limitations, makes recommendations with respect to the Fund's investments and, upon instructions given by DIMA as to suitable securities for investment by us, transmits purchase and sale orders and selects brokers and dealers to execute portfolio transactions on the Fund's behalf. Under the management agreement, DIMA also handles the Fund's relationships with shareholders, is responsible for compliance with regulatory and NYSE listing requirements, negotiates arrangements with third party service providers, provides the Fund's directors with rele vant reports, prepares the Fund's tax returns and SEC and shareholder reports, calculates dividends and net asset value, oversees payment of the Fund's expenses and maintains books and records. DIMA also provides the Fund with such office facilities and executive and other personnel adequate to perform its services. DIMA pays all of the compensation of the Fund's directors and officers who are interested persons of DIMA.

The directors considered the scope and quality of services provided by DIMA and DeAMI under the agreements and noted that the scope of services provided had expanded over time as a result of regulatory and other developments. The directors noted that, for example, DIMA is responsible for maintaining and monitoring its own and the Fund's compliance programs, and these compliance programs have in recent years been refined and enhanced in light of evolving regulatory requirements. The directors considered the quality of the investment research capabilities of DIMA and DeAMI and the other resources they have dedicated to performing services for the Fund. The quality of administrative and other services, including DIMA's role in coordinating the activities of the Fund's other service providers, also were considered. The directors concluded that, overall, they were satisfied w ith the nature, extent and quality of services provided (and expected to be provided) to the Fund under the agreements.

Costs of Services Provided and Profitability to DIMA and DeAMI

At the request of the directors, DIMA provided information concerning profitability of DIMA's and DeAMI's respective investment advisory and investment company activities and their financial condition based on historical information for 2004 and 2005. The directors reviewed with DIMA assumptions and methods of allocation used by DIMA and DeAMI in preparing Fund specific profitability data. DIMA stated its belief that the methods of allocation used were reasonable, but it noted that there are limitations inherent in allocating costs to multiple individual advisory clients served by an organization such as DIMA and DeAMI where each of the advisory clients draws on, and benefits from, the research and other resources of the Deutsche Bank organization. The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affecte d by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of possible fall-out benefits, on DIMA's and DeAMI's expenses, including any affiliated brokerage commissions.

The directors noted that during 2003 and 2004 DIMA discontinued using soft dollars to receive third party research from brokers that execute purchases and sales of securities for us, and revised their policies to prohibit consideration of the sale of shares of DWS Scudder funds when selecting broker dealers to execute portfolio transactions

INVESTMENT MANAGEMENT AGREEMENT AND
INVESTMENT ADVISORY AGREEMENT APPROVAL (continued)

for the Fund or other DWS Scudder funds. DIMA and DeAMI may continue to allocate brokerage to receive research generated by executing brokers and to receive other information services.

The directors recognized that DIMA and DeAMI should, in the abstract, each be entitled to earn a reasonable level of profits for the services it provides to us and, based on their review, concluded that DIMA's and DeAMI's levels of profitability from their relationships with us were not excessive.

Investment Results

In addition to the information received by the directors for the meeting, the directors receive detailed performance information for the Fund at each regular board meeting during the year. The directors reviewed information showing the Fund's performance compared to that of other European closed end funds compiled by Lipper (a total of 9 funds, including us). The directors also reviewed information showing performance of the Fund's benchmark index, currently a blend of 45% CECE index of 26 Central European stocks, 45% RTX index of 8 Russian stocks and 10% ISE 30 index of 30 Turkish stocks.

The comparative information showed that the Fund ranked in the top third for the one-, three- , five- and 10- year periods ended March 31, 2006. The Fund's results were significantly positive in absolute terms, and exceeded its benchmark in 2004 and 2005. The Fund exceeded its benchmark in four of the six years 1998-2003. (Comparisons prior to 1998 are not meaningful because until then the Fund had a purely German focus.) The Fund also exceeded its benchmark in the first quarter of 2006. Taking into account these comparisons and the other factors considered, including the excellent performance since the Fund's increased emphasis on Russian investments that began in mid-2003, the directors concluded that the Fund's investment results over time were satisfactory.

Management and Investment Advisory Fees and Other Expenses

The directors considered the management and investment advisory fee rates paid by the Fund to DIMA and DeAMI. The directors recognized that it is difficult to make comparisons of management and advisory fees because there are variations in the services that are included in the fees paid by other funds. The Fund's expense comparison group consisted of 35 closed end country funds. The information showed that the Fund's current effective management fee rate of 0.842% was in the lowest third of the comparison group and below the average and the median for the comparison group. The directors noted that the Fund's effective fee rate reflects the effect of breakpoints and that DIMA had voluntarily added a breakpoint reducing the fee rate from 0.55% to 0.50% for net assets exceeding $500 million, effective June 1, 2006. The directors also considered the Fund's total expense rati o in comparison to the fees and expenses of funds within the comparison group. The directors recognized that the expense ratio information for the Fund potentially reflected on DIMA's provision of services, as DIMA is responsible for coordinating services provided to the Fund by others. The directors also noted that the Fund's expense ratio was the fourth lowest of the comparison group. DIMA explained that this difference was principally the result of the Fund's relatively low management and investment advisory fee and the Fund's relatively large asset base. The directors concluded that the Fund's expense ratio was satisfactory.

Economies of Scale

The directors noted that the Fund's management fee and investment advisory schedules do contain breakpoints that reduce the fee rate on assets above specified levels. The directors recognized that breakpoints may be an appropriate way for DIMA and DeAMI to share their economies of scale with some funds that have substantial assets or that may grow materially over the next year. However, they also recognized that there is no direct relationship between the economies of scale realized by funds and those realized by DIMA and DeAMI as assets increase, largely because economies of scale are realized (if at all) by DIMA and DeAMI across a variety of products and services, and not only in respect of a single fund. Having taken these factors into account, the directors concluded that the Fund's breakpoint arrangements were acceptable under the Fund's circumstances.

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EXECUTIVE OFFICES

345 Park Avenue, New York, NY 10154

MANAGER

Deutsche Investment Management Americas Inc.

INVESTMENT ADVISER

Deutsche Asset Management International GmbH

CUSTODIAN AND TRANSFER AGENT

Investors Bank & Trust Company*

LEGAL COUNSEL

Sullivan & Cromwell LLP

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

DIRECTORS AND OFFICERS

CHRISTIAN H. STRENGER

Chairman and Director

DETLEF BIERBAUM

Director

DR. KURT W. BOCK

Director

JOHN A. BULT

Director

RICHARD R. BURT

Director

JOHN H. CANNON

Director

DR. FRANK TRÖMEL

Director

ROBERT H. WADSWORTH

Director

WERNER WALBRÖL

Director

MICHAEL CLARK

President and Chief Executive Officer

PAUL H. SCHUBERT

Chief Financial Officer and Treasurer

ELISA METZGER

Chief Legal Officer

PHILIP GALLO

Chief Compliance Officer

SCOTT MCHUGH

Assistant Treasurer

DAVID GOLDMAN

Secretary

JOHN MILLETTE

Assistant Secretary

HONORARY DIRECTOR

OTTO WOLFF von AMERONGEN

47576 (12/06)

*  Effective on or about February 1, 2007, the Board of Directors of the Fund has approved the replacement of Investors Bank & Trust Company with Brown Brothers Harriman & Co. as accounting agent, custody agent, and foreign custody manager, and DWS Scudder Investments Service Company as the transfer agent for the Fund.

VOLUNTARY CASH PURCHASE PROGRAM
AND DIVIDEND REINVESTMENT PLAN

The Fund offers stockholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan has been amended to allow current shareholders, who are not already participants in the Plan, and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the plan agent:

Investors Bank & Trust Company
Shareholder Services
P.O. Box 642, OPS 22
Boston, MA 02117-0642
Tel. 1-800-437-6269

This report is transmitted to the shareholders of The Central Europe and Russia Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to the shareholders is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the CECE, RTX and ISE National 30 indices should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

Fund Shares are not FDIC – insured and are not deposits or other obligations of or guaranteed by any bank. Fund Shares involve investment risk, including possible loss of principal.

Copies of this report, monthly fact sheets and other information are available at: www.ceefund.com

For latest net asset value, schedule of the Fund's largest holdings, dividend data and shareholder inquiries, please call 1-800-437-6269 in the U.S. or 617-443-6918 outside of the U.S.

SUMMARY OF GENERAL INFORMATION

THE FUND

The Central Europe and Russia Fund, Inc. ("Fund") is a non-diversified, actively-managed closed-end fund listed on the New York Stock Exchange with the symbol "CEE." The Fund seeks long term capital appreciation primarily through investment in equity and equity-linked securities of issuers domiciled in Central Europe and Russia. It is managed and advised by subsidiaries of the Deutsche Bank Group.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published daily in the New York Stock Exchange Composite Transactions section of newspapers. Net asset value and market price information are published each Monday in The Wall Street Journal and The New York Times, and each Saturday in Barron's and other newspapers in a table called "Closed End Funds." Daily information on the Fund's net asset value is available from NASDAQ (symbol XCEEX). It is also available by calling: 1-800-437-6269 (in the U.S.) or 617-443-691 8 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The foregoing information is also available on our Web site: www.ceefund.com.

There are three closed-end funds investing in European equities managed by subsidiaries of the Deutsche Bank Group:

•  The European Equity Fund, Inc.—investing primarily in equity or equity-linked securities of companies domiciled in European countries that utilize the Euro currency.

•  The New Germany Fund, Inc.—investing primarily in the middle market German companies and up to 20% elsewhere in Western Europe (with no more than 10% in any single country).

•  The Central Europe and Russia Fund, Inc.—investing primarily in Central European and Russian companies.

Please consult your broker for advice on any of the above or call 1-800-GERMANY (in the U.S.) or 617-443-6918 (outside of the U.S.) for shareholder reports.

These funds are not diversified and focus their investments in certain geographical regions, thereby increasing their vulnerability to developments in those regions. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation, political and economic changes, and market risks. This may result in greater share price volatility.

The Central Europe and

Russia Fund, Inc.

Annual Report

October 31, 2006

31929

ITEM 2.	CODE OF ETHICS.

As of the end of the period, October 31, 2006, The Central Europe & Russia Fund, Inc. has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund’s Board of Directors has determined that the Fund has at least one “audit committee financial expert” serving on its audit committee: Mr. John H. Cannon, and Mr. Robert H. Wadsworth. Each of these audit committee members is “independent,” meaning that he is not an “interested person” of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

THE CENTRAL EUROPE AND RUSSIA FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$84,000	$0	$0	$0
2005	$91,500	$225	$6,700	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed and the above “Tax Fees” were billed for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control

Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$155,500	$11,930	$0
2005	$309,400	$197,605	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax advice and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$0	$11,930	$0	$11,930
2005	$6,700	$197,605	$104,635	$308,940

All other engagement fees were billed for services in connection with training seminars and risk management initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant’s audit committee consists of Werner Walbroel (Chairman), Robert H. Wadsworth, Dr. Frank Troemel, and John H. Cannon.

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines. The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board’s general oversight. The Fund has delegated proxy voting to the advisor with the direction that proxies should be voted consistent with the Fund’s best economic interests. The advisor has adopted its own Proxy Voting Policies and Procedures (“Policies”), a Proxy Voting Desktop Manual (“Manual”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the advisor and its affiliates. The Manual sets forth the procedures that the advisor has implemented to vote proxies, including monitoring for corporate events, communicating with the fund’s custodian regarding proxies, considering the merits f each proposal, and executing and recording the proxy vote. The Guidelines set forth the advisor’s general position on various proposals, such as:

•	Shareholder Rights — The advisor generally votes against proposals that restrict shareholder rights.

•

Corporate Governance — The advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. The advisor generally votes for proposals to restrict a chief executive officer from serving on more than three outside board of directors. The advisor generally votes against proposals that require a company to appoint a chairman who is an independent director.

•

Anti-Takeover Matters — The advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes “against” the adoption of poison pills if they are submitted for shareholder ratification. The advisor generally votes for fair price proposals.

•

Routine Matters — The advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the advisor or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). The advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the advisor’s general voting positions on various proposals, the advisor may, consistent with the Fund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The advisor may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which the advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a committee established by the advisor will vote the proxy. Before voting any such proxy, however, the committee will exclude from the voting discussions and determinations any member who is involved in or aware of a material conflict of interest. If, after excluding any and all such members, there are fewer than three voting members remaining, the advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party.

Under certain circumstances, the advisor may not be able to vote proxies or the advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The advisor generally does not vote proxies on securities subject to share blocking restrictions.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Portfolio Manager Team Disclosure

The names of the persons primarily responsible for the day-to-day management of the Fund’s portfolio and their business experience during at least the past five years are set forth below.

Ralf Oberbannscheidt, Director

•	Joined Deutsche Asset Management in 1999 and the fund in 2006.
•

Prior to that, served as senior portfolio manager for Global Equities and Global Sector head of Telecommunications, after 3 years of experience, including portfolio management at SEB Enskilda, Luxemberg and various positions at Dresdner Bank AG, Germany.

•	Masters Degree in business administration from the University of Trier, MBA International Business, MIIS Monterey, USA, completed bank training at Dresdner Bank, Duesseldorf.

Robert Kalin, CFA, Director

•	Joined Deutsche Asset Management in 2002 and the fund in 2002.
•

Prior to that, served as fund manager for European emerging markets at Zurich Investment in 2001, as advisor to Zurich Investment from 1998 to 2001, as fund manager at Corus Funds from 1996 to 1997, analyst at Value Line from 1993 to 1995.

•	Studies of Economics and Computer Science, State University of New York at Plattsburgh.

Sylwia Szczepek, Vice President

•	Joined Deutsche Asset Management in 2001 and the fund in 2002.
•	Prior to that, worked for Deutsche Bank in the corporate development department.
•	Masters Degree in finance and banking from the University of Munster/Germany, Masters Degree in economics from the Warsaw School of Economics.

Sebastian Kahlfeld, Assistant Vice President

•	Joined Deutsche Asset Management in 2005 and the fund in 2006.
•	Prior to that, served as sales assistant at HVB Private Banking and Vereins- und Westbank AG from 2001 to 2003.
•

Degree in business administration from the University of Applied Sciences Braunschweig/Wolfenbuttel in 2005, BA from University of Central England in Birmingham in 2004, completed bank training program at Vereins- und Westbank AG.

Roles and Responsibilities

The Fund is managed by a team of investment professionals employed by the Investment Manager and the Investment Advisor, who collaborate to develop and implement the Fund’s investment strategy.

The Investment Advisor’s portfolio managers make recommendations to the Investment Manager’s portfolio managers with respect to the Fund’s investments; the Investment Manager’s portfolio managers determine which securities are suitable for the Fund’s investment. Upon instructions given by the Investment Manager’s portfolio managers as to which securities are suitable for investment, the Investment Advisor’s portfolio managers transmit purchase and sale orders and select brokers and dealers to execute portfolio transactions on the Fund’s behalf.

Compensation of Portfolio Managers

The Fund has been advised that the Investment Manager and Investment Advisor seek to offer its investment professionals competitive short-term and long-term compensation. Portfolio managers and research professionals are paid (i) base salaries, which are linked to job function, responsibilities and financial services industry peer comparison, and (ii) variable compensation, which are linked to investment performance, individual contributions to the team and DWS Scudder’s and Deutsche Bank’s financial results. Variable compensation may include a cash bonus incentive and participation in a variety of long-term equity programs (usually in the form of Deutsche Bank equity).

Bonus and long-term incentives comprise a greater proportion of total compensation as an investment professional’s seniority and compensation levels increase. Top performing investment professionals earn a total compensation package that is highly competitive, including a bonus that is a multiple of their base salary. The amount of equity awarded under the long-term equity programs is generally based on the individual’s total compensation package and may comprise from 0%-40% of the total compensation award. As incentive compensation increases, the percentage of compensation awarded in Deutsche Bank equity also increases. Certain senior investment professionals may be subject to a mandatory diverting of a portion of their equity compensation into proprietary mutual funds that they manage.

To evaluate its investment professionals, the Investment Manager and Investment Advisor use a Performance Management Process. Objectives evaluated by the process are related to investment performance and generally take into account peer group and benchmark related data. The ultimate goal of this process is to link the performance of investment professionals with client investment objectives and to deliver investment performance that meets or exceeds clients’ risk and return objectives. When determining total compensation, the Investment Manager and Investment Advisor consider a number of quantitative and qualitative factors such as:

•

DWS Scudder performance and the performance of Deutsche Asset Management, quantitative measures which include 1, 3 and 5 year pre-tax returns versus benchmark (such as the benchmark used in the prospectus) and appropriate peer group, taking into consideration risk targets. Additionally, the portfolio manager’s retail/institutional asset mix is weighted, as appropriate for evaluation purposes.

•

Qualitative measures include adherence to the investment process and individual contributions to the process, among other things. In addition, the Advisor assesses compliance, risk management and teamwork skills.

•

Other factors, including contributions made to the investment team as well as adherence to compliance, risk management, and "living the values" of the Advisor, are part of a discretionary component which gives management the ability to reward these behaviors on a subjective basis through bonus incentives.

In addition, the Investment Manager and Investment Advisor analyze competitive compensation levels through the use of extensive market data surveys. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine overall compensation to promote good sustained investment performance.

Fund Ownership of Portfolio Managers

The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund’s portfolio management team in the Fund including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans. This information is provided as of the Fund’s most recent fiscal year end.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned
Ralf Oberbannscheidt	None
Robert Kalin	None
Sebastian Kahlfeld	None
Sylwia Sczcepek	None

Conflicts of Interest

In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Investment Manager and Investment Advisor or its affiliates. The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager. The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account. This information is provided as of the Fund’s most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Ralf Oberbannscheidt	2	477,689,114	None
Robert Kalin	None		None
Sebastian Kahlfeld	None		None
Sylwia Sczcepek	None		None

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Ralf Oberbannscheidt	None		None
Robert Kalin	2	1,245,381,952	2	1,898,031,782
Sebastian Kahlfeld	None		None
Sylwia Sczcepek	3	1,239,495,957	1	109,879,446

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Ralf Oberbannscheidt	None		None
Robert Kalin	None		None
Sebastian Kahlfeld	None		None
Sylwia Sczcepek	None		None

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the funds. The Investment Manager and Investment Advisor have in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•

Certain investments may be appropriate for the Fund and also for other clients advised by the Investment Manager and Investment Advisor, including other client accounts managed by the Fund’s portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Investment Manager and Investment Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Investment Manager and Investment Advisor. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Investment Manager and Investment Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology. In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Investment Manager and Investment Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

•

To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Investment Manager and Investment Advisor attempt to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•

In some cases, an apparent conflict may arise where the Investment Manager and Investment Advisor have an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages. The Investment Manager and Investment Advisor will not determine allocations based on whether it receives a performance-based fee from the client. Additionally, the Investment Manager and Investment Advisor have in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

•

The Advisor and its affiliates and the investment team of the Funds may manage other mutual funds and separate accounts on a long-only basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions(and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Included in these procedures are specific guidelines developed to ensure fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Investment Manager and Investment Advisor are owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Investment Manager and Investment Advisor are affiliated with a variety of entities that provide and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests other than managing asset management accounts; such other activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Investment Manager and Investment Advisor’s advisory clients. The Investment Manager and Investment Advisor have instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to the Fund’s Board of Directors.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs

November 1 through November 30	0	$0.0	n/a	n/a
December 1 through December 31	0	$0.0	n/a	n/a
January 1 through January 31	0	$0.0	n/a	n/a
February 1 through February 28	0	$0.0	n/a	n/a
March 1 through March 31	0	$0.0	n/a	n/a
April 1 through April 30	0	$0.0	n/a	n/a
May 1 through May 31	0	$0.0	n/a	n/a
June 1 through June 30	0	$0.0	n/a	n/a
July 1 through July 31	0	$0.0	n/a	n/a
August 1 through August 31	0	$0.0	n/a	n/a
September 1 through September 30	0	$0.0	n/a	n/a
October 1 through October 31	0	$0.0	n/a	n/a

Total	0	$0.0	0	0

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Nominating Committee will consider nominee candidates properly submitted by stockholders in accordance with applicable law, the Fund’s Articles of Incorporation or By-laws, resolutions of the Board and the qualifications and procedures set forth in the Nominating Committee Charter and this proxy statement. A stockholder or group of stockholders seeking to submit a nominee candidate (i) must have beneficially owned at least 5% of the Fund’s common stock for at least two years, (ii) may submit only one nominee candidate for any particular meeting of stockholders, and (iii) may submit a nominee candidate for only an annual meeting or other meeting of stockholders at which directors will be elected. The stockholder or group of stockholders must provide notice of the proposed nominee pursuant to the requirements found in the Fund’s By-laws. Generally, this notice must be received not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting. Such notice shall include the specific information required by the Fund’s By-laws. The Nominating Committee will evaluate nominee candidates properly submitted by stockholders on the same basis as it considers and evaluates candidates recommended by other sources.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The Central Europe and Russia Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	The Central Europe and Russia Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 29, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 29, 2006